UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 1, 2005
                Date of report (Date of earliest event reported)

                        Humphrey Hospitality Trust, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                 (State or Other Jurisdiction of Incorporation)

        0-25060                                         52-1889548
(Commission File Number)                    (IRS Employer Identification No.)

         309 North Fifth Street
              Norfolk, NE                                 68701
(Address of Principal Executive Offices)                (Zip Code)

                                 (402) 371-2520
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

     On April 1, 2005, the Company issued a press release regarding its earnings for the three and twelve months ended December 31, 2004. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     (d) The Board of Directors of Humphrey Hospitality Trust, Inc. elected Patrick J. Jung to the Board of Directors effective April 1, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Humphrey Hospitality Trust, Inc.


Date:  April 1, 2005              By:     /s/ Donavon A. Heimes
                                      ------------------------------------------
                                      Name:   Donavon A. Heimes
                                      Title:  Chief Financial Officer, Treasurer
                                                and Secretary


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                                  EXHIBIT INDEX


Exhibit      Description                                             Page No.
99.1     Press Release dated April 1, 2005...............................